VERMILLION®

Improving Quality of Life for Women Through Diagnostic / Informatic Solutions

NASDAQ: VRML
JANUARY 2015

ASPiRA LABS®
YOUR HEALTH. OUR PASSION.

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law.

The forward-looking statements reflect the views of the Company as of the date of this presentation and are subject to certain risks, uncertainties and assumptions, including those described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2014 and the quarter ended September 30, 2014.

Company Overview

- **Ticker Symbol: VRML** (NASDAQ CM)
- **Market Cap** (1-7-2015)**: $87.1M**
  - Shares Outstanding: 43.1M
- **Cash and Cash Equivalents** (12-31-2014)**: $22.7M**
- **Enterprise Value: $65.5M**
- **Headquarters Location: Austin, TX**

Vermillion's Focus is Gynecologic Health

- Our vision is to be the **global leader in personalized medical management of gynecologic health** to improve clinical outcomes for patients, physicians and payers
- We accomplish this through **collaborations** with leading scientific and clinical institutions such as Johns Hopkins, UCI, MD Anderson, Moffitt, DOD and others
- Our flagship product, OVA1®, **was the first FDA-cleared, multi-biomarker blood test** for pre-surgical triage of ovarian cancer, with >70,000 performed to date
- Our product pipeline is enriched and advanced by our **predictive analytics capabilities, extensive biomarker IP portfolio, and deep clinical knowledge and relationships**


Ova1

Strategic Partner

Quest Diagnostics

Strategic Investor

Oracle Investment Management, Inc.

Collaborators

Johns Hopkins University

UC Irvine

University of Kentucky

MD Anderson Cancer Center

USAMRMC

We Bring Innovation and World Class Expertise to Gynecologic Care

Vermillion Accomplishments Since $30M Capital Raise

- Oracle Investment Management / Jack W. Schuler take position in 2013
- Development of platform migration for OVA1
- Quest (DGX) alliance agreement terminated by Vermillion
- ASPiRA Labs founded / OVA1 testing commences June 2014
- R&D accelerates OVA2 development
- Sales force expansion
- New management team – Q3 2014 - Q1 2015
- $10.5M capital raise in December 2014
- Settlement with DGX expected in January 2015

About Vermillion

OUR VISION: We **leverage** the power of **informatics** and **diagnostics** to **improve** and **reduce** the cost of **gynecologic health**

OUR MISSION: We aid **Gyn** professionals in **managing** women with **pelvic masses** into treatment pathways to improve the **quality** and **cost** of care

A Large Unmet Clinical Need

US healthcare system annually spends $22B on endometriosis care[1], $5.1B on Ov Ca care[2] and $1.2B on PCOS care[3]



Physiologic Cyst
Benign Mass
Cancer
Non-Gyn Mass
15K[4]
Ovarian Cancer Deaths
22K[4]
Ovarian Cancer
100K - 300K[5]
75-90% benign
Pelvic Masses to Surgery
500K -1M[5]
98% benign
Pelvic Masses
20M[6]
Confusion Matrix of Diagnoses:
Endometriosis
PCOS
Functional Cysts
Product Development
2010-2014
2015-2019

1. UCSF School of Medicine 2. National Cancer Institute 3. Jason, et al. JAMA Internal Medicine 171(13) 4. American Cancer Society 5. LEK data 6. Womenshealth.gov

A Large Unmet Clinical Need

Ovarian cancer stage at presentation and survival

Stage	Description	Incidence	5-Year Survival
Stage I	Confined to the ovary	20%	85%
Stage II	Extends to true pelvis	5%	60%
Stage III	Extends beyond the true pelvis	58%	26%
Stage IV	Distant disease	17%	12%

Adapted from AJCC Cancer Staging Manual. 7th ed. New York, New York. Springer, 2010

>70% of ovarian cancers are diagnosed at late stages[1]

1. SEER data

Despite This Unmet Clinical Need…

…no solution exists. Current standard of care is inadequate to manage patients and results in **poor outcomes** and **high costs** (~$30B)



Clinical findings are inadequate…

- Physical exam is specialist-dependent
- Imaging is subjective



…as are commonly used biomarkers

- CA-125 used off-label
- High rate of false negatives (25-50%), stage-dependent
- Non-specific - other conditions Dx (liver, GI, breast)

Vermillion's Current Solution and Impact

Ova1

An FDA-cleared blood test, which assesses the risk of malignancy/appropriately triages high risk patients

The OvaCalc® algorithm combines five biomarker results into a single numerical "test value" related to the probability of malignancy



B2 microglobulin
Host response
CA125-II
Released by tumor cells
Cholesterol transport
Apolipoprotein A1
Hormone and vitamin transport
Prealbumin
Iron transport
Transferrin

Interpret OVA1 on a 0-10 scale



<5.0
≥5.0
Premenopausal
0 1 2 3 4 5 6 7 8 9 10
<4.4
≥4.4
Postmenopausal
0 1 2 3 4 5 6 7 8 9 10
Low probability of ovarian malignancy
High probability of ovarian malignancy

Vermillion's Current Solution: How It is Used in Practice


Ovarian Adnexal Mass
Clinical Assessment
Surgery Planned
Ova1
Lower Probability of Malignancy
OB/Gyn
Malignancy Risk Stratification
Higher Probability of Malignancy
Refer to GynOnc



ASPIRA LABS

Ova1

CLINICAL REPORT

PATIENT AND ORDER INFORMATION

Name: DOE, JANE
MRN: 900031001
DOB: 22 Jan 1970 Age: 44 Sex: Female
Date Specimen Collected: 08 Feb 2014
Date Specimen Received: 09 Feb 2014

Accession No: OV1234
Client No: 41040
Test Report Date: 14 Feb 2014
Menopausal Status:
☐ Premenopausal ☐ Postmenopausal

CLIENT INFORMATION

Test Facility
9999 99th St
Boston, MA, 01999
Tel: 617-555-0000
Fax: 617-555-9999

PHYSICIAN INFORMATION

Ordering Physician:
Jones, James
2254 Voyage Ave.

Copy to Physician:
Smith, Mary
Fax:

OVA 1 TEST RESULT

7.0

0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0

LOWER LIKELIHOOD OF OVARIAN MALIGNANCY

HIGHER LIKELIHOOD OF OVARIAN MALIGNANCY

REFERENCE RANGES

INTERPRETING THE OVA 1 TEST

OVA1 measures the levels of five proteins in the blood and then uses the OvaCalc software to calculate a single score. A woman's likelihood of cancer depends largely on how high or low the score, based on a scale of 0 to 10. It also depends on whether the patient is premenopausal or postmenopausal. A high OVA1 score is not a diagnosis of cancer, rather it indicates an increased risk.

LAB NOTES / PHYSICIAN COMMENTS:

OVA1 RISK STRATIFICATION OF ADNEXAL MASSES

The figure shows the percent of masses that were malignant in subjects with OVA1 values at or above the listed score.[1]

References:

[1] Ueland FR, Desimone CP, Seamon LG, et al. Effectiveness of a multivariate index assay in the preoperative assessment of ovarian tumors. Obstet Gynecol. 2011;117(6): 1289-1297.

ASPIRA LABS
Laboratory Director

© 2014, Vermillion, Inc.

OVA1 vs Standard of Care[1] – Stage I and II



85% Reduction
100%
50%
0%
37%
63%
31%
69%
23%
77%
8%
92%
5%
95%
CA125-II*
Clinical Impression*
Modified ACOG*
OVA1
OVA1 + Clinical Impression
Rate of Cancer MISSED
Rate of Cancer DETECTED

(n= 1016 surgeries, with 86 early stage cases, 61 Stage I, 25 Stage II)

* Significant difference in sensitivity as compared to OVA1 + Clinical Assessment (from McNemar's test p<0.05)

1. Longoria TC, et al. 2014. Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer. Am J Obstet Gynecol doi: 10.1016/j.ajog.2013.09.017.

Key Publications

Title		Author, Institution	N	Conclusions
 OBSTETRICS & GYNECOLOGY	Effectiveness of a multivariate index assay in the preoperative assessment of ovarian tumors	Ueland, et al. University of Kentucky	590 patients	• First pivotal trial of OVA1, n = 590 • OVA1 detected 76% of malignancies missed by CA-125 • The performance of OVA1 was consistent in early- and late-stage cancers
 GYNECOLOGIC ONCOLOGY	Ovarian malignancy risk stratification of the adnexal mass using a multivariate index assay	Bristow, et al. UC, Irvine	494 patients	• Second pivotal trial of OVA1 with 494 surgeries • OVA1 added to clinical impression (CI) reduced cancers missed from 26% to 4% • NPV was 98%, PPV was 31%
 AJOG	Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer	Longoria, et al., UC Irvine	1016 patients	• Compared CA125, CI or mod-ACOG standard of care to OVA1 in early-stage OvCa • OVA1 showed superior sensitivity for risk stratification vs CA125, CI and mod-ACOG • OVA1 with CI reduced early-stage cancers missed from 31% to just 5%
 AJOG	The effect of ovarian imaging on the clinical interpretation of a multivariate index assay	Goodrich, et al. University of Kentucky	1024 patients	• Compared OVA1 head-to-head or in combination with ultrasound or CT scan • US missed 23% of OvCa, CT missed 20% • Using OVA1 with US reduced OvCa missed to just 2% • Study showed that OvCa risk can be personalized by a multi-modality algorithm

Intellectual Property

Strong IP Protection

Granted			Pending			Family
USA	Ex US	Total	USA	Ex US	Total	
7	43	50	15	38	53	15

- Composition of matter patents
- Method patents
- Algorithm - kept as trade secret

OVA1 Key Findings to Date

- Early-stage stratification - **92%** of early-stage; **89%** of stage I cancers
- NPV: **95%** to **98%** in two pivotal studies
- OVA1 detected **83%** of cancers missed by clinical assessment
- OVA1 detected **71%** of cancers missed by CA125
  - **78%** of early-stage and **81%** of stage I missed by CA125
- **OVA1 sensitivity was superior to physician-provided ultrasound and CT imaging,** even when highly standardized and independently adjudicated
- OVA1 detected **43-52% of cancers missed by imaging**

OVA1 Milestones

- First FDA-cleared multi-marker/algorithm blood test
- Unique category 1 CPT code from AMA
- Medicare coverage at $516
- Among the first class of "MAAA" algorithmic tests to be awarded an AMA code
- ASPiRA Labs CLIA lab for direct testing and future LDTs
- Proof of concept established for imaging+OVA1 (Goodrich et al; 2014)
- Adnexal Mass Registry plan: multi-disease source of samples, data, products
- Track record of multi-site clinical trials, publications with leading KOLs
- Strong support from medical community and patient advocacy groups



Clinical Impact

CASE STUDIES

Judy Wolf, MD

Case Study 1



Patient: 34 y/o, pre-menopausal

Visit type: Annual

Finding:

- Right sided pelvic mass – U/S showed 11.49cm X 6.47cm mass
- "Large complex right adnexal mass likely of ovarian origin. Irregular borders and echogenic wall. There is also questionable mural nodularity."
- Malignancy indeterminate

Assessment results: OVA1 score = 3.7 (low risk)

Management:

- OBGYN performs laparoscopic surgery
- Benign mucinous cystadenoma identified

OUTCOME: Patient had minimally invasive surgery and was free from unnecessary anxiety, inconvenience, and potential drop-out due to referral; provider retained patient and selected correct medical and surgical management

Case Study 2



Patient: 41 y/o, pre-menopausal

Visit type: Pelvic pain

Finding: Right sided pelvic mass – U/S showed 5.5 X 8.4 X 9.1cm mass

- "Moderate right ovarian enlargement. Cyst measuring 3.3 x 3.9 cm in size. There is a small amount of tissue along the posteromedial margin of this cyst over an area measuring 5mm in diameter."

Assessment results: OVA1 score = 9.4 (elevated risk)

Management:

- OBGYN refers patient to Gyn/Onc should optimal staging and debulking be needed
- Ovarian cancer identified

OUTCOME: Patient did not have to repeat surgery and was optimally managed for improved survival; provider referred patient correctly for medical and surgical management

Continuing Product Development

Improvement to OVA1's biomarker technology is now at hand...

Ova1 → Ova2

Increased specificity and positive predictive value (PPV), maintaining the same high sensitivity and NPV as OVA1, more accurately assorting patients for referral

Expected to be launched in Q3 2015

OVA2 - Breakthrough in Ovarian Cancer Management

Standalone Risk Stratification

	Sensitivity	Specificity	PPV	NPV
OVA1 (95%CI)	93% (87.6 to 95.9)	43% (37.6 to 47.9)	42% (36.5 to 46.9)	93% (88.0 to 96.1)
OVA2 (95%CI)	Equal	Substantially Improved*	Substantially Improved*	Equal
Veracyte Afirma GEC	92%	52%	32-47%	93-96%

Veracyte and Vermillion internal data
OVA2 verification data, may change slightly in validation

- OVA2 performance exceeds OVA1 performance statistically
- OVA2 performance meets or exceeds OVA1
- OVA2 performance lower than OVA1, but not statistically different

*Unrivaled level of accuracy in pre-surgical prediction of ovarian cancer

An Evolution in Strategy

To radically improve patient care, we need to expand our scope to the larger problem of assorting **all** pelvic mass patients along the best management care paths for their disease



500K to 1M pelvic masses diagnosed annually[1]
75-150K[1]
425-850K[1]
Correct referral for ovarian cancer surgery
Correct treatment pathway
Benign Gynecologic Disease
Malignant Gynecologic Disease
Diagnostic Applications
• Surgery vs. watchful waiting, best surgical approach
• Recurrence and monitoring
• Improved malignancy detection
• ID of other pelvic mass disease

1. LEK data

An Evolution in Strategy

To radically improve patient care, we need to expand our scope to the larger problem of assorting **all** pelvic mass patients along the best management care paths for their disease

500K to 1M pelvic masses diagnosed annually[1]

75-150K[1] → Correct referral for ovarian cancer surgery

425-850K[1] → Correct treatment pathway

- Benign Gynecologic Disease
- Malignant Gynecologic Disease

Diagnostic Applications
- Surgery vs. watchful waiting, best surgical approach
- Recurrence and monitoring
- Improved malignancy detection
- ID of other pelvic mass disease

VERMILLION

1. LEK data

An Evolution in Strategy

To impact this expanded scope, biomarkers alone are limited in terms of needed algorithm development and accuracy



Unparalleled Data Registry
Clinical Data
Imaging/
Other Modalities
Biomarkers
Algorithm Platform

Impact 500K to 1M patients.
A platform that can be commercially replicated

Our Expertise

OVA SERIES + **IMAGING**

- ✓ FDA
- ✓ Biomarkers
- ✓ Algorithm development
- ✓ Multi-center studies
- ✓ IP
- ✓ Proof of concept studies

← PROVEN COMPETENCIES →

→ OVA^{X}, future products

(Total patients in development/publications = 2,500+, plus >70,000 patients tested to date)

Expanded Opportunity Size (U.S.)


500K TAM
Differential Dx of pelvic mass
245K TAM
Rule out; watchful waiting, surgical choice, disease progression, recurrence monitoring
75K TAM
Guided referral

$1.2B
(SOM = 3%)[1]

$440M
(SOM = 7%)[1]

$50M
(SOM = 22%)[1]

1. LEK and Vermillion data

The Value of Vermillion's Solution

To Patients

- Improve time to Tx
- Low risk: peace of mind
- High risk: get to the right specialist

To Providers

- Improved differential Dx
- Low risk: keep patient
- High risk: refer to Gyn Onc
- Increased control of quality outcomes in ACA climate

To Payers

- Best care pathway compliance
- Reduction in unnecessary procedures
- Right Tx / right patient / right cost

Vermillion: World Class KOLs and Partners

- Multi-marker technology expertise and intellectual property
- Algorithm expertise
- Exceptional access to relevant samples and clinical data
- Key partners in managed care and clinical impact

UK UNIVERSITY OF KENTUCKY

MOFFITT CANCER CENTER

Ovarian Cancer National Alliance

U.C. Irvine

Department of Defense

John Hopkins

nocc NATIONAL OVARIAN CANCER COALITION

OVARIAN CANCER RESEARCH FUND

Achieving the Vision

- Added, scaled modalities
- Additional biomarkers
- Refined data analysis
- Algorithm refinement
- One of a kind patient registry


Ova1
Ova2
New biomarkers, improved specificity
KEY PLATFORM
Additional clinical data and biomarkers
OvaX
Addition of scaled modality data (imaging) to increase acuity and harvest data from ASPiRA and clinical partner institutions to enhance algorithm
ASPiRA LABS
DxA
Differential Dx of gynecologic disease
PCOS
Endometriosis
Benign/Malignant Ovarian Tumors

Achieving the Vision

- Added, scaled modalities
- Additional biomarkers
- Refined data analysis
- Algorithm refinement
- One of a kind patient registry



Ova1
Ova2
New biomarkers, improved specificity
KEY PLATFORM
OvaX
Addition of scaled modality data (imaging) to increase acuity and harvest data from ASPiRA and clinical partner institutions to enhance algorithm
ASPiRA LABS
Additional clinical data and biomarkers
DxA
Differential Dx of gynecologic disease
PCOS
Endometriosis
Benign/Malignant Ovarian Tumors

Achieving the Vision

- Added, scaled modalities
- Additional biomarkers
- Refined data analysis
- Algorithm refinement
- One of a kind patient registry



New biomarkers, improved specificity
KEY PLATFORM
Addition of scaled modality data (imaging) to increase acuity and harvest data from ASPiRA and clinical partner institutions to enhance algorithm
ASPiRA LABS
Additional clinical data and biomarkers
DxA
Differential Dx of gynecologic disease
PCOS
Endometriosis
Benign/Malignant Ovarian Tumors

Leveraging Partnerships - Develop OVA^X


OVA^X Collaborative Model
Strategic Medical Partners
Data Analysis and Parsing Partners
Payor Partners
Patient Advocacy / Professional Societies
Clinical utility studies
Economic value studies
UK
MOFFITT CANCER CENTER
Ovarian Cancer
OVARIAN CANCER RESEARCH FUND
nocc

Product Pipeline

What do the next 3 years of product development look like at Vermillion?



OVA2
OVA^X LDT
OVA^X (indications)
DxA
DxA-2
2015
2016
2017
2018
2019
2020

Future development efforts will require sample collection, key internal resources, and strong strategic partners

Commercial Opportunity

U.S.

Top down, high-touch approach to IDNs, systems, ACOs



Bottom up low-touch approach to patients, providers

INTERNATIONAL

Phased geographic roll-out with selected partners in 2016



IVD or service offering

← IVD/Service Offering →

Track Record of Operating Experience

	Title	Experience
Valerie Palmieri	President and CEO	DIANON Systems (A LabCorp Company); LabCorp
Donald Munroe, Ph.D.	SVP Business Development and Chief Scientific Officer	Beckman Coulter; Corning; Invitrogen life technologies
Judith Wolf, M.D.	Chief Medical Officer	Banner MD Anderson Cancer Center; The University of Texas MD Anderson Cancer Center
Laura Miller	SVP Sales / Customer Experience	HealthTronics; LabCorp; Ventana
Holly Bauzon	VP of Managed Markets	PerkinElmer; PolyMedica Corporation; National Diabetic Pharmacies
David Jansen	VP of Marketing	Myriad; Bacchus Vascular; Bard Access Systems
Eric Schoen	VP, Finance & Chief Accounting Officer	Borland; Trilogy; MomentumSI; pwc

Vermillion: Anticipated 2015 Milestones

- OVA2 FDA submission / clearance / launch
  - FDA submission planned - Q1 2015
  - FDA clearance and launch expected - Q3 2015
- Publish OVA1 cost effectiveness study - Q2 2015
- Publication of OVA2 data - Q4 2015
- NCCN Guideline submission
  - Solicit new SGO position statement on OVA2
- Receive positive medical policy coverage with at least one major health plan
  - Focus Aetna, regional Blues
- Unparalleled pelvic mass registry initiated by Q4 2015

2015 Financial Priorities

- Price (maintain / build value)
- Sales ramp / penetration (build on existing market share / call point)
- Margins (>80% over 2015 - 2019)
- Reimbursement - revenue cycle management

Long-Term Strategy: Target/Goals


OVA2 validation, HECON
OVAx anticipatory studies – imaging, meno status, symptom index
OVAx validation studies
NCCN, SGO, ASCO, ACOG guidelines
OVAx HECON, DxA validation studies
DxA HECON studies
OVA2
OVAx LDT
OVAx (indications)
DxA
DxA II
2015
2016
2017
2018
2019
2020
Gain positive Medical Policy at major health plans
Increase in contracting for Ova2 ~80% coverage
Medical Policy for OVAx*Auto add to existing contracts
Medical Policy for DxA*Auto add to existing contracts

Sustainable Advantages, Tailwinds and Headwinds

Sustainable Advantages

- Biomarker IP
- Trade secret algorithm
- ASPiRA Labs data structure and source

Tailwinds

- OVA2 on schedule
- FDA process experience
- Robust clinical/ financial publication pipeline
- Proven clinical partners

Headwinds

- Payer contracting – driving rigorous plan forward
- Test adoption / habit
- Cumbersome guideline process

Vermillion's Strategy: Built for the Future

Strategic Strengths and Capabilities	Myriad	Gx Health	Exact Sci	VRML/ASPiRA
FDA-cleared product	✔	✘	✔	✔
Unique Category 1 CPT code (AMA)	✔	✔	applied for	✔
Medicare Coverage/Gap Fill Pricing	✔	✔	✔	✔
IVD kit	✘	✘	✘	✔
CLIA lab for LDTs	✔	✔	✔	✔
Multi-modal predictive analytics	✘	✘	✘	✔
Proprietary disease registry/samples	✔	✔	✔	✔
Leading peer-reviewed publications	✔	✔	✔	✔
Strong outreach: KOLs/advocacy	✔	✔	✔	✔

Creating Value by Embracing the Challenging Future of Healthcare

Conclusions

- First of its kind, FDA-cleared multi-variate technology platform
- OVA1 is clinically validated to reduce cancers missed by >80%
- Market leader expertise: biomarkers, algorithm development and clinical/data partnering to develop solutions
- Risks mitigated
  - Strong barriers to entry (50 patents; 53 pending)
  - No competitive products in market
  - Experienced management team
- The platform developed is scalable to other geographies and arenas beyond ovarian health



VERMILLION®

www.vermillion.com

Corporate Headquarters

12117 Bee Caves Rd.
Building III, Suite 100
Austin, TX 78738

Tel: (512) 519.0400
Fax: (512) 439.6980

Investor Relations

Michael Wood
LifeSci Advisors LLC

Tel: (646) 597 6983
mwood@lifesciadvisors.com